UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 1, 2006
___________________________________________________________

IGI, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

Delaware	001-08568	01-0355758
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of Principal Executive Offices) (Zip Code)

(856) 697-1441
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

Election of Director

On June 1, 2006, the Board of Directors of the Registrant elected Sunil K. Pai, CFA, CPA to serve on the Board of Directors.

Mr. Pai will serve on the Audit Committee of the Company.

A copy of the Company's press release announcing Mr. Pai's appointment is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated June 2, 2006 Announcing Appointment of Mr. Pai as Director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Carlene Lloyd

Carlene Lloyd
Vice President of Finance

Date: June 6, 2006

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Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated June 2, 2006 Announcing Appointment of Mr. Pai as Director

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